Exhibit 99.2

IA GLOBAL SALES INCREASE TO RECORD $9,382,000 FOR JUNE 30, 2004 QUARTER

BURLINGAME, CA  July 27, 2004 2004/PRNewswire-FirstCall/ --

RESULTS

IA Global Inc. (Amex: IAO) announced the results of its second quarter ended June 30, 2004. Revenues increased to $9,382,000 from $99,000 in the second quarter of 2003. Gross profit increased to $1,466,000, or 15.6% of sales, from a gross profit loss of $92,000 for the same period in 2003. The net loss decreased to $295,000 from $804,000 in the second quarter of 2003. The net loss per share was $.00 for the quarter ended June 30, 2004 as compared to a net loss of $.03 per share for the second quarter of 2003.

The loss for the second quarter of 2004 included one-time merger and acquisition expenses of $252,000 and a fixed asset write-off of $82,000. Net income was $39,000 without these one-time expenses.

For the six months ended June 30, 2004, revenues increased to $11,413,000 from $105,000 for the same period in 2003. Gross profit increased to $1,986,000, or 17.4% of sales, from a gross profit loss of $195,000 for the same period in 2003. The net loss decreased to $764,000 from $1,382,000 in the same period of 2003. The net loss per share was $.01 for the six months ended June 30, 2004 as compared to a net loss of $.04 per share for the same period of 2003. The loss for the six months ended June 30, 2004 included one-time merger and acquisition expenses of $399,000 and a fixed asset write-off of $82,000. Without these one-time costs, the net loss was $283,000.

The Company ended the June 30, 2004 quarter with cash and cash equivalents of $3,088,000, net working capital of $2,755,000 and stockholder's equity of $3,539,000.

The company's CEO, Alan Margerison, said, "We are extremely pleased with the results of our business for the second quarter of 2004. Rex Tokyo recorded revenue of $8,537,000 for the quarter and $9,638,000 year to date. The Company strengthened its balance sheet during the quarter with the conversion into equity of a $1,520,000 convertible loan from a related party and the issuance of a two year note of $923,000."

OUTLOOK

The company expects revenues for the quarter ending September 30, 2004 to be in the range of $7,000,000 to $8,000,000 as compared to $126,000 for the same period in 2003. The decrease in projected revenues compared to the second quarter reflects the seasonality of the Rex Tokyo business.

ABOUT IA GLOBAL INC.

IA Global, Inc. is a public holding company focused on acquiring Japanese and US companies that operate in the entertainment, media and technology areas. We hold a 60.5% equity interest in Rex Tokyo Ltd., a supplier and maintenance contractor of parts to the Pachinko and slot machine gaming industry in Japan. Through our 67% equity interest in Fan Club Entertainment Ltd., we provide advertising, publishing and data management services to the official Fan Club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc. We hold a 90% equity interest in QuikCAT, a leading multi-media compression technology company, which has developed several patent video, picture and audio compression algorithms (codecs). By utilizing a part of this technology, we have developed a proprietary Internet acceleration product.

For further information, contact:
Mark Scott, CFO
IA Global Inc.
533 Airport Blvd. Suite 400
Burlingame CA  94010
650-685-2402 (t)
650-685-2404 (f)
scott@iaglobalinc.com
www.iaglobalinc.com

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE REGARDING IA GLOBAL INC.'S BUSINESS, WHICH ARE NOT HISTORICAL FACTS, ARE "FORWARD-LOOKING STATEMENTS" THAT INVOLVE RISKS AND UNCERTAINTIES. FOR A DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SEE "RISK FACTORS" IN THE COMPANY'S PROSPECTUS. INVESTORS AND PROSPECTIVE INVESTORS SHOULD READ THIS PRESS RELEASE IN CONJUNCTION WITH THE COMPANY'S REPORTS ON FORM 10-K, FORMS 10-Q AND OTHER FORMS AS FILED WITH THE SEC.

                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEET
                                                                                   June 30,        December 31,
                                                                                     2004              2003
                                                                                 ------------      ------------
                                                                                  (unaudited)        (audited)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents ................................................     $  3,087,520      $    676,782
  Accounts receivable, net of allowance for doubtful
     accounts of $88,907 and $0, respectively ..............................        4,116,426         1,266,335
  Consumption and deferred tax receivable ..................................           47,861            49,482
  Notes receivable .........................................................          350,803                 -
  Inventories ..............................................................        1,128,181                 -
  Prepaid costs ............................................................          148,891           438,142
  Subscription receivable ..................................................                -           400,000
  Other current assets .....................................................          283,024           296,163
                                                                                 ------------      ------------
   Total current assets ....................................................        9,162,706         3,126,904

EQUIPMENT, NET .............................................................          297,004               812

OTHER ASSETS
  Intangible assets, net ...................................................        1,562,940         1,014,685
  Deferred tax asset .......................................................          310,256                 -
  Loan to QuikCAT Australia Pty Ltd ........................................          100,911            74,849
  Investment in QuikCAT Australia Pty Ltd ..................................           33,590                 -
  Other assets .............................................................          230,448                 -
                                                                                 ------------      ------------

                                                                                 $ 11,697,855      $  4,217,250
                                                                                 ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade .................................................     $  5,130,105      $    861,149
  Accrued liabilities ......................................................          601,756           138,580
  Deferred revenue .........................................................                -           463,119
  Investment in QuikCAT Australia Pty Ltd ..................................                -             1,137
  Consumption taxes received ...............................................           64,922                 -
  Income taxes payable .....................................................          148,799            23,754
  Current portion of long term debt ........................................          461,638                 -
                                                                                 ------------      ------------
   Total current liabilities ...............................................        6,407,220         1,487,739
                                                                                 ------------      ------------

LONG TERM  LIABILITIES:
  Long term debt ...........................................................          461,637                 -
                                                                                 ------------      ------------

MINORITY INTERESTS .........................................................        1,289,861            44,706
                                                                                 ------------      ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value,
   5,000 shares authorized 1,158 and
   -0- issued and outstanding, respectively
   (liquidation value $1,158,000) ..........................................               12                12
  Common stock, $.01 par value, 150,000,000 shares authorized,
   77,921,361 and 71,894,324, issued and outstanding, respectively .........          779,213           718,943
  Paid in capital ..........................................................       27,687,127        26,049,286
  Accumulated deficit ......................................................      (24,912,227)      (24,147,785)
  Treasury stock ...........................................................          (50,000)          (50,000)
  Foreign currency translation adjustment ..................................           35,012           114,349
                                                                                 ------------      ------------
   Total stockholder's equity ..............................................        3,539,137         2,684,805
                                                                                 ------------      ------------

                                                                                 $ 11,697,855      $  4,217,250
                                                                                 ============      ============

                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF OPERATIONS
                                                      Three Months Ended June 30,    Six Months Ended June 30,
                                                      ---------------------------   ---------------------------
                                                          2004           2003           2004           2003
                                                      ------------   ------------   ------------   ------------
                                                       (unaudited)    (unaudited)    (unaudited)    (unaudited)
REVENUE ............................................  $  9,382,494   $     99,164   $ 11,413,240   $    105,018

COST OF SALES ......................................     7,916,473        190,871      9,427,491        299,922
                                                      ------------   ------------   ------------   ------------

GROSS PROFIT .......................................     1,466,021        (91,707)     1,985,749       (194,904)
                                                      ------------   ------------   ------------   ------------

EXPENSES:
  Selling, general and administrative expenses .....     1,638,266        579,845      2,521,434        971,466
  Writedown of fixed assets ........................        81,652              -         81,652              -
                                                      ------------   ------------   ------------   ------------
         Total expenses ............................     1,719,918        579,845      2,603,086        971,466
                                                      ------------   ------------   ------------   ------------

OPERATING LOSS .....................................      (253,897)      (671,552)      (617,337)    (1,166,370)
                                                      ------------   ------------   ------------   ------------

OTHER INCOME (EXPENSE):
  Interest income ..................................         5,325            642          7,853          1,697
  Interest expense .................................       (14,518)      (117,068)       (19,525)      (196,139)
  Other income (expense) ...........................       146,205        (19,207)       148,853        (23,849)
  Foreign currency translation adjustment ..........             -          2,805          2,255          2,616
  Loss on equity investment in QuikCAT
         Australia Pty Ltd .........................       (17,229)             -        (15,273)             -
                                                      ------------   ------------   ------------   ------------
         Total other income (expense) ..............       119,783       (132,828)       124,163       (215,675)
                                                      ------------   ------------   ------------   ------------

LOSS BEFORE MINORITY INTERESTS
  AND INCOME TAXES .................................      (134,114)      (804,380)      (493,174)    (1,382,045)

MINORITY INTERESTS .................................        34,203              -         68,567              -
                                                      ------------   ------------   ------------   ------------

LOSS BEFORE INCOME TAXES ...........................      (168,317)      (804,380)      (561,741)    (1,382,045)

INCOME TAXES:
  Current ..........................................       114,298              -        178,421            332
  Deferred .........................................        12,866              -         24,281              -
                                                      ------------   ------------   ------------   ------------

NET LOSS ...........................................      (295,481)      (804,380)      (764,443)    (1,382,377)

Deemed dividend ....................................             -       (693,333)             -       (693,333)
                                                      ------------   ------------   ------------   ------------

NET LOSS APPLICABLE TO COMMON
  SHAREHOLDERS .....................................  $   (295,481)  $ (1,497,713)  $   (764,443)  $ (2,075,710)
                                                      ============   ============   ============   ============

Per share of Common-
  Basic net loss per share .........................  $      (0.00)  $      (0.03)  $      (0.01)  $      (0.04)
                                                      ============   ============   ============   ============
  Diluted net loss per share .......................  $      (0.00)  $      (0.03)  $      (0.01)  $      (0.04)
                                                      ============   ============   ============   ============
  Weighted average shares of common
         stock outstanding .........................    73,156,824     51,797,556     72,561,112     51,797,556
  Weighted average shares of common stock
         and common equivalent shares
         outstanding ...............................    73,156,824     51,797,556     72,561,112     51,797,556

                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                                                                    Six Months Ended June 30,
                                                                                  -----------------------------
                                                                                     2004               2003
                                                                                  -----------       -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .................................................................      $  (764,443)      $(1,384,993)
  Adjustments to reconcile net loss to net cash used in
   operating activities:
    Depreciation and amortization ..........................................          195,749           285,380
    Loss on disposal of leasehold improvement ..............................           81,652                 -
    Amortization of beneficial conversion feature ..........................                -            98,796
    Equity based compensation ..............................................                -            80,000
    Equity gain from investment in QuickCAT Australia Pty Ltd. .............           15,273                 -
    Minority interests .....................................................          478,047                 -
    Accrued interest on notes/loans payable ................................           16,820                 -
    Accounts receivable ....................................................          112,308          (372,263)
    Notes receivable - trade ...............................................         (303,153)                -
    Consumption and deferred tax receivable ................................           66,543                 -
    Inventory ..............................................................         (299,966)                -
    Prepaid costs ..........................................................          289,252                 -
    Deferred license fee receivable ........................................                -          (144,383)
    Other current assets ...................................................          246,150                 -
    Deferred tax assets ....................................................           13,020                 -
    Other assets ...........................................................         (107,705)                -
    Accounts payable .......................................................          126,925            79,900
    Accrued liabilities ....................................................          (35,901)          347,949
    Income taxes payable - foreign .........................................          125,046            17,582
    Deferred revenue .......................................................         (463,119)        1,069,626
                                                                                  -----------       -----------

NET CASH PROVIDED BY (USED IN) OPERATIONS ..................................         (207,502)           77,594
                                                                                  -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Investment in QuikCAT Australia Pty Ltd ................................          (50,000)                -
    Cash of Rex Tokyo Co Ltd immediately following acquisition .............        1,934,839                 -
    Purchase of Rex Tokyo Co Ltd ...........................................         (941,000)                -
    Purchase of IA Global Acquisition Co., Inc. ............................         (700,000)                -
    Purchase of iAccele Co Ltd .............................................                -        (1,299,966)
    Purchases of capital expenditures ......................................         (304,524)         (376,842)
    Other assets ...........................................................                -             5,476
                                                                                  -----------       -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ........................          (60,685)       (1,671,332)
                                                                                  -----------       -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
    Proceeds from loan payable - related party .............................        1,500,000         1,288,710
    Loan to Innovative Computing Group, Inc. ...............................         (100,000)                -
    Loan to QuikCAT Australia Pty Ltd. .....................................          (25,000)                -
    Proceeds from issuance of common stock .................................          400,000                 -
    Proceeds from long term debt ...........................................          923,275                 -
    Proceeds from exercise of options ......................................           40,000                 -
    Proceeds from sale of stock ............................................                -         2,000,000
                                                                                  -----------       -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES ..................................        2,738,275         3,288,710
                                                                                  -----------       -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS .......................        2,470,088         1,694,972

EFFECT OF EXCHANGE RATE CHANGES ON CASH ....................................          (59,350)                -

CASH AND CASH EQUIVALENTS, beginning of the period .........................          676,782           444,383
                                                                                  -----------       -----------

CASH AND CASH EQUIVALENTS, end of the period ...............................      $ 3,087,520       $ 2,139,355
                                                                                  ===========       ===========

Supplemental disclosures of cash flow information:
    Interest paid ..........................................................      $         -       $         -
    Taxes paid .............................................................      $   198,219       $         -
Non-cash financing activities:
    Common stock issued for Rex Tokyo Co Ltd ...............................      $   138,600       $         -
    Conversion of debt to equity ...........................................      $ 1,519,511       $ 1,158,367
    Contribution of note to capital ........................................      $   101,629                 -

                        IA GLOBAL, INC. AND SUBSIDIARIES
                                  SALES SUMMARY

                                    Quarter Ended  Quarter Ended  6 Months Ended
                                      6/30/2004     3/31/2004        6/30/2004
                                    -------------  -------------  --------------
Rex Tokyo- (1)

Automatic medal machine ............  $3,977,679     $  451,458     $ 4,429,137
Automatic cigarette disposal machine     972,858        106,415       1,079,273
Locks ..............................     268,220         35,472         303,692
Maintenance ........................     270,774         26,443         297,217
Replacement machines and parts .....   2,171,303        225,728       2,397,031
Other ..............................     875,819        255,509       1,131,328
                                      ----------     ----------     -----------

Total ..............................   8,536,653      1,101,025       9,637,678

Fan Club Entertainment .............     824,513        929,721       1,754,234

QuikCAT Technologies (2) ...........      21,328              -          21,328
                                      ----------     ----------     -----------

Total ..............................  $9,382,494     $2,030,746     $11,413,240
                                      ==========     ==========     ===========

(1) Acquired 3/18/04.

(2) Acquired 6/10/04.